UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 2026

Ondas Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Lakeview Avenue, Suite 800, West Palm Beach, Florida 33401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (888) 657-2377

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	ONDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure included in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference. The issuance of the Shares (as defined below) are exempt from the registration requirements of the Securities Act of 1933, as amended, in accordance with Regulation D thereunder, as transactions by an issuer not involving a public offering, and Regulation S, as sales to non-U.S. investors outside of the United States.

Item 8.01 Other Events.

On September 23, 2026, the Company filed with the Securities and Exchange Commission a prospectus supplement to its effective registration statement on Form S-3ASR (File No. 333-290121) covering the resale from time to time by certain stockholders of 7,822,077 shares (the “Shares”) of Common Stock. (i) 632 shares of Common Stock were acquired by certain stockholders on April 1, 2026, in connection with the Company’s acquisition of World View Enterprises Inc., a Delaware corporation, and (ii) 7,821,445 shares of Common Stock were acquired by certain stockholders on September 23, 2026 in connection with the Company’s acquisition of the following businesses: (a) CaribouLabs Ltd., a company registered in the State of Israel, (b) Insignito Solutions Ltd., a company registered in the State of Israel, and (c) Ottopia Technologies Ltd., a company registered in the State of Israel (collectively, the “Acquisitions”). A copy of the legal opinion of Snell & Wilmer L.L.P., the Company’s Nevada counsel, relating to the legality of the Shares is attached as Exhibit 5.1 hereto.

Also, on September 23, 2026, the Company issued a press release announcing the Acquisitions. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Snell & Wilmer L.L.P. (Nevada Counsel).
23.1	Consent of Snell & Wilmer L.L.P. (Nevada Counsel) (included in Exhibit 5.1).
99.1	Press Release, dated September 23, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2026	ONDAS INC.

	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

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